UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 22, 2004

                           FIRST MERCHANTS CORPORATION

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

0-17071                                                  35-1544218
(Commission File Number)                       (IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, Indiana                                          47305-2814
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (765) 747-1500

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         Exhibit 99.1 Press Release, dated April 22, 2004, issued by First Merchants Corporation


ITEM 9.  REGULATION FD DISCLOSURE.

         See "ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION" below.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


         On April 22, 2004, First Merchants Corporation issued a press release to report its financial results for the first quarter ended March 31, 2004. The press release is attached hereto as Exhibit 99.1, is being furnished by the Registrant pursuant to Regulation FD and is not being filed.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 By:  /s/  Larry R. Helms
                                    --------------------------------------------
                                           Larry R. Helms, Senior Vice President


Dated:  April 22, 2004

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.
-----------
    99.1                Description
                        -----------
                        Press Release, dated April 22, 2004, issued by First Merchants Corporation.

                          First Merchants Corporation

                                 Exhibit No. 99.1

                      Press Release, dated April 22, 2004

N / E / W / S     R / E / L / E / A / S / E

April 22, 2004

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Senior Vice President/Chief Financial Officer, 765-751-1857 http://firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 1st QUARTER 2004 RESULTS

First Merchants Corporation (NASDAQ - FRME) has reported first quarter 2004 diluted earnings per share of $.37, a 15.6 percent increase from $.32 recorded in 2003. Net income during the period totaled $6.9 million compared to $5.6 million in 2003.

Total assets of the Corporation were $3 billion as of March 31, 2004, a modest increase of $26 million from the prior year. Loans, investments and bank owned life insurance, the Corporation's three primary earning assets totaled $2.8 billion, an increase of $97 million or 3.6 percent, as fed funds sold declined by $55 million resulting in increased earning assets of $42 million. The improvement in earning assets was funded by increases in deposits and capital totaling $46 million.

Net interest margin equaled 3.87 percent, a fifty-one basis point decline from the first quarter of 2003 margin of 4.38 percent. Declining margins were mitigated by a reduction in the provision for loan losses of $1.4 million versus the $4.6 million provided in the prior year.

The addition of CNBC Bancorporation on March 1, 2003, resulted in an additional two months of 2004 net income totaling $472,000. The additional two months also accounted for $2.0 million of additional net interest income, $133,000 of non-interest income and $1.4 million of additional non-interest expense.

Non-performing loans as a percentage of total loans equaled 1.12 percent, down from 1.19 percent in 2003. The Corporation's allowance for loan losses equaled
1.14 percent of average loans for the quarter and net charge-off's equaled .07 percent.

Michael L. Cox, President and Chief Executive Officer, stated that, "First Merchants Corporation's first quarter 2004 results reflect positive trends in a number of areas when compared to the fourth quarter of 2003. Earnings per share improved by $.06, net interest margin improved by 9 basis points, return on assets and return on equity improved by 15 and 136 basis points respectively. Most encouraging is the decline in non-performing loans to the lowest level in five quarters." Cox also stated that, "First Merchants Corporation's management team is encouraged by recent progress and remains cautiously optimistic about the economy and the yield curve for the remainder of 2004."

CONFERENCE CALL

First Merchants Corporation will conduct a conference call at 9:30 a.m. Eastern Standard Time/10:30 a.m. Eastern Daylight Time on Thursday, April 22, 2004. To participate dial 888-710-8192 and reference First Merchants Corporation's first quarter earnings release. A digital recording will be available two hours after the completion of the conference from April 22, 2004, to April 24, 2004. To access, US/Canada participants should call 800-642-1687 or for International/Local participants, call 706-645-9291 and enter the Conference I.D. 6682180.

During the call we may make Forward Looking statements about our relative business outlook. These Forward Looking statements and all other statements made during the call that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific Forward Looking statements include but are not limited to any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, NA, Madison Community Bank, First United Bank, Union County National Bank, The Randolph County Bank, First National Bank, Decatur Bank & Trust Company, Frances Slocum Bank, Lafayette Bank & Trust Company, Commerce National Bank and Merchants Trust Company. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency, headquartered in Muncie, Indiana, and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME and is rated A+ by Standard & Poor's Corporation. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http:/www.firstmerchants.com).

                                     * * * *


CONSOLIDATED BALANCE SHEETS

(in thousands)                                                               March 31,
                                                                        2004            2003
Assets
   Cash and due from banks                                          $    60,366     $    81,789
   Federal funds sold                                                         0          54,925
                                                                    -----------     -----------
   Cash and cash equivalents                                             60,366         136,714
   Interest-bearing time deposits                                        10,674           5,170
   Investment securities                                                376,974         333,692
   Mortgage loans held for sale                                           3,883          13,558
   Loans                                                              2,320,103       2,291,178
      Less: Allowance for loan losses                                   (26,459)        (29,733)
                                                                    -----------     -----------
        Net loans                                                     2,293,644       2,261,445
   Premises and equipment                                                38,972          38,861
   Federal Reserve and Federal Home Loan Bank stock                      21,956          13,912
   Interest receivable                                                   15,061          16,789
   Core deposit intangibles and goodwill                                141,867         141,226
   Cash surrender value of life insurance                                40,843          14,567
   Other assets                                                          20,901          23,088
                                                                    -----------     -----------
           Total assets                                             $ 3,025,141     $ 2,999,022
                                                                    ===========     ===========
Liabilities
   Deposits
     Noninterest-bearing                                            $   303,694     $   289,835
     Interest-bearing                                                 2,009,726       1,996,836
                                                                    -----------     -----------
           Total deposits                                             2,313,420       2,286,671
   Borrowings                                                           372,356         388,821
   Interest payable                                                       4,542           5,694
   Other liabilities                                                     25,676          28,212
                                                                    -----------     -----------
           Total liabilities                                          2,715,994       2,709,398
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding -- 18,532,769 and 18,383,045 shares          2,317           2,298
   Additional paid-in capital                                           150,679         143,505
   Retained earnings                                                    151,771         139,743
   Accumulated other comprehensive income                                 4,380           4,078
                                                                    -----------     -----------
        Total stockholders' equity                                      309,147         289,624
                                                                    -----------     -----------
        Total liabilities and stockholders' equity                  $ 3,025,141     $ 2,999,022
                                                                    ===========     ===========

FINANCIAL HIGHLIGHTS

                                                Three Months Ended
(In thousands)                                       March 31,
                                                2004          2003
NET CHARGE OFF'S                             $      406    $    1,012

AVERAGE BALANCES
  Total Assets                               $3,041,837    $2,733,077
  Total Loans                                 2,339,080     2,111,056
  Total Deposits                              2,312,708     2,078,786
  Total Stockholders' Equity                    306,592       272,939

FINANCIAL RATIOS
  Return on Average Assets                          .91%          .83%
  Return on Avg. Stockholders' Equity              9.05          8.29
  Avg. Earning Assets to Avg. Assets              90.05         90.17
  Allowance for Loan Losses as %
  Of Total Loans                                   1.14          1.29
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                      .07           .19
  Dividend Payout Ratio                           62.16         68.75
  Avg. Stockholders' Equity to Avg. Assets        10.08          9.99
  Tax Equivalent Yield on Earning Assets           5.71          6.49
  Cost of Supporting Liabilities                   1.84          2.11
  Net Int. Margin (FTE) on Earning Assets          3.87          4.38



CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except share data)                        Three Months Ended
                                                              March 31,
                                                          2004        2003
Interest income
   Loans receivable
     Taxable                                            $ 34,227    $ 35,173
     Tax exempt                                              163         165
   Investment securities
     Taxable                                               1,949       1,679
     Tax exempt                                            1,430       1,631
   Federal funds sold                                         18         113
   Deposits with financial institutions                      109          22
   Federal Reserve and Federal Home Loan Bank stock          328         198
                                                        --------    --------
        Total interest income                             38,224      38,981
                                                        --------    --------
Interest expense
   Deposits                                                8,190       8,884
   Securities sold under repurchase agreements               220         449
   Federal Home Loan Bank advances                         2,442       2,273
   Subordinated debentures, revolving credit
     and term loans                                        1,234       1,206
   Other borrowings                                          506         159
                                                        --------    --------
        Total interest expense                            12,592      12,971
                                                        --------    --------
Net interest income                                       25,632      26,010
   Provision for loan losses                               1,372       4,601
                                                        --------    --------

Net interest income
   after provision for loan losses                        24,260      21,409
                                                        --------    --------
Other income
   Fiduciary activities                                    1,810       1,697
   Service charges on deposit accounts                     2,772       2,784
   Other customer fees                                     1,070       1,088
   Net realized gains on
     sales of available-for-sale securities                   37         371
   Commission income                                         953         754
   Earnings on cash surrender value
     of life insurance                                       429         199
   Net gains and fees on sales of loans                      801         935
   Other income                                              344         458
                                                        --------    --------
        Total other income                                 8,216       8,286
                                                        --------    --------

Other expenses
   Salaries and employee benefits                         13,024      11,777
   Net occupancy expenses                                  1,254       1,091
   Equipment expenses                                      1,979       1,844
   Marketing expense                                         440         434
   Outside data processing fees                            1,223         928
   Printing and office supplies                              398         407
   Goodwill and core deposit amortization                    892         828
   Other expenses                                          3,354       4,232
                                                        --------    --------
        Total other expenses                              22,564      21,541
                                                        --------    --------

Income before income tax                                   9,912       8,154
   Income tax expense                                      2,977       2,496
                                                        --------    --------
Net income                                              $  6,935    $  5,658
                                                        ========    ========

Per Share Data (1)

   Basic Net Income                                          .37         .32
   Diluted Net Income                                        .37         .32
   Cash Dividends Paid                                       .23         .22
   Average Diluted Shares
     Outstanding (in thousands)                           18,646      17,676


(1) Restated for a five percent (5%) stock dividend distributed September 2003.

CONSOLIDATED BALANCE SHEETS

(in thousands)                                       March 31, December 31,  September 30, June 30,   March 31,
                                                       2004       2003          2003        2003        2003
Assets
   Cash and due from banks                         $    60,366 $    77,112  $    87,619 $    89,126 $    81,789
   Federal funds sold                                        0      32,415            0      14,150      54,925
                                                   ----------- -----------  ----------- ----------- -----------
   Cash and cash equivalents                            60,366     109,527       87,619     103,276     136,714
   Interest-bearing time deposits                       10,674       8,141        3,789       8,777       5,170
   Investment securities                               376,974     356,797      316,852     363,103     333,692
   Mortgage loans held for sale                          3,883       3,043       12,042      15,151      13,558
   Loans                                             2,320,103   2,353,503    2,351,405   2,324,576   2,291,178
     Less: Allowance for loan losses                   (26,459)    (25,493)     (29,842)    (30,639)    (29,733)
                                                   -----------  ----------   ---------- ----------- -----------
        Net loans                                    2,293,644   2,328,010    2,321,563   2,293,937   2,261,445
   Premises and equipment                               38,972      39,639       39,475      39,313      38,861
   Federal Reserve and Federal Home Loan Bank stock     21,956      15,502       14,057      13,933      13,912
   Interest receivable                                  15,061      16,840       17,139      16,592      16,789
   Core deposit intangibles and goodwill               141,867     142,723      143,648     144,663     141,226
   Cash surrender value of life insurance               40,843      37,927       37,536      34,575      14,567
   Other assets                                         20,901      18,663       18,000      23,641      23,088
                                                   ----------- -----------  ----------- ----------- -----------
        Total assets                               $ 3,025,041 $ 3,076,812  $ 3,011,720 $ 3,056,961 $ 2,999,022
                                                   =========== ===========  =========== =========== ===========
Liabilities
   Deposits
     Noninterest-bearing                           $   303,694 $   338,201  $   316,058 $   324,735 $   289,835
     Interest-bearing                                2,009,726   2,023,900    1,994,146   1,988,593   1,996,836
                                                   ----------- -----------  ----------- ----------- -----------
        Total deposits                               2,313,420   2,362,101    2,310,204   2,313,328   2,286,671
   Borrowings                                          372,356     383,170      374,051     417,669     388,821
   Interest payable                                      4,542       4,680        5,200       5,494       5,694
   Other liabilities                                    25,676      22,896       21,064      19,460      28,212
                                                   ----------- -----------  ----------- ----------- -----------
        Total liabilities                            2,715,994   2,772,847    2,710,519   2,755,951   2,709,398
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding                             2,317       2,314        2,311       2,301       2,298
   Additional paid-in capital                          150,679     150,310      149,810     148,296     143,505
   Retained earnings                                   151,771     149,096      147,559     144,457     139,743
   Accumulated other comprehensive income                4,380       2,245        1,521       5,956       4,078
                                                   ----------- -----------  ----------- ----------- -----------
        Total stockholders' equity                     309,147     303,965      301,201     301,010     289,624
                                                   ----------- -----------  ----------- ----------- -----------
        Total liabilities and stockholders' equity $ 3,025,141 $ 3,076,812  $ 3,011,720 $ 3,056,961 $ 2,999,022
                                                   =========== ===========  =========== =========== ===========


NON-PERFORMING ASSETS

(In thousands)                          March 31,  December 31,  September 30, June 30,   March 31,
                                          2004        2003          2003         2003       2003
   90 days past due                    $    4,770 $      6,530  $      4,790 $    5,295  $    3,552
   Non-accrual loans                       19,914       19,453        20,093     22,532      19,747
   Other real estate                        1,571        1,399         1,547      2,351       1,841
                                       ---------- ------------  ------------ ----------  ----------
        Total non-performing assets    $   26,255 $     27,382  $     26,430 $   30,178  $   25,140
                                       ========== ============  ============ ==========  ==========

   Average total loans for the quarter $2,339,080 $  2,349,536  $  2,348,817 $2,313,688  $2,111,056

   Total non-performing assets as a
     percent of average total loans         1.12%        1.17%         1.13%      1.30%       1.19%

   Restructured loans                  $      957 $       641   $        647 $      899  $    2,194



CONSOLIDATED STATEMENTS OF INCOME

                                                                      Three Months Ended
(in thousands, except share data)                   March 31, December 31, September 30, June 30,  March 31,
                                                      2004       2003          2003        2003      2003
Interest Income
   Loans receivable
     Taxable                                       $ 34,227    $ 34,697   $ 35,607    $ 35,759   $ 35,173
     Tax exempt                                         163         195        185         162        165
   Investment securities
     Taxable                                          1,949       1,484      1,342       1,600      1,679
     Tax exempt                                       1,430       1,451      1,562       1,626      1,631
   Federal funds sold                                    18         148         49         177        113
   Deposits with financial institutions                 109          22         13          19         22
   Federal Reserve and Federal Home Loan Bank stock     328          39        201         211        198
                                                   --------    --------   --------    --------   --------
       Total interest income                         38,224      38,036     38,959      39,554     38,981
                                                   --------    --------   --------    --------   --------
Interest expense
   Deposits                                           8,190       8,303      8,623       9,048      8,884
   Securities sold under repurchase agreements          220         248        370         454        449
   Federal Home Loan Bank advances                    2,442       2,362      2,409       2,395      2,273
   Subordinated debentures, revolving credit
     and term loans                                   1,234       1,234      1,232       1,259      1,206
   Other borrowings                                     506         586        451         443        159
                                                   --------    --------   --------    --------   --------
        Total interest expense                       12,592      12,733     13,085      13,599     12,971
                                                   --------    --------   --------    --------   --------
Net interest income                                  25,632      25,303     25,874      25,955     26,010
   Provision for loan losses                          1,372       1,047      1,706       2,123      4,601
                                                   --------    --------   --------    --------   --------

Net interest income
after provision for loan losses                      24,260      24,256     24,168      23,832     21,409
                                                   --------    --------   --------    --------   --------
Other income
   Fiduciary activities                               1,810       1,603      1,547       1,889      1,697
   Service charges on deposit accounts                2,772       2,717      2,861       2,743      2,784
   Other customer fees                                1,070       1,039        961       1,036      1,088
   Net realized gains on sales of
     available-for-sale securities                       37           0        512          67        371
   Commission income                                    953         569        638         707        754
   Earnings on cash surrender value
     of life insurance                                  429         446        498         204        199
   Net gains and fees on sales of loans                 801         770      1,332       3,351        935
   Other income                                         344         443        527       1,156        458
                                                    --------    --------   --------   --------    --------
        Total other income                            8,216       7,587      8,876      11,153      8,286
                                                    --------    --------   --------   --------    --------

Other expenses
   Salaries and employee benefits                    13,024      12,599     13,206      12,902     11,777
   Net occupancy expenses                             1,254       1,414      1,189       1,200      1,091
   Equipment expenses                                 1,979       2,217      1,996       2,016      1,844
   Marketing expense                                    440         538        414         411        434
   Outside data processing fees                       1,223       1,063      1,025       1,102        928
   Printing and office supplies                         398         466        401         432        407
   Goodwill and core deposit amortization               892         923        958         991        828
   Other expenses                                     3,354       4,623      3,771       3,881      4,232
                                                   --------    --------   --------    --------   --------
        Total other expenses                         22,564      23,843     22,960      22,935     21,541
                                                   --------    --------   --------    --------   --------

Income before income tax                              9,912       8,000     10,084      12,050      8,154
   Income tax expense                                 2,977       2,181      2,735       3,305      2,496
                                                   --------    --------   --------    --------   --------
Net income                                         $  6,935    $  5,819   $  7,349    $  8,745   $  5,658
                                                   ========    ========   ========    ========   ========

Per Share Data(1)

   Basic Net Income                                $    .37    $    .31   $    .40    $    .48   $    .32
   Diluted Net Income                                   .37         .31        .39         .48        .32
   Cash Dividends Paid                                  .23         .23        .23         .22        .22
   Average Diluted Shares
     Outstanding (in thousands)                      18,646      18,666     18,622      18,519     17,676

FINANCIAL RATIOS
  Return on Average Assets                              .91%         .76%       .97%       1.17%      .83%
  Return on Avg. Stockholders' Equity                  9.05         7.69       9.76       11.77      8.29
  Avg. Earning Assets to Avg. Assets                  90.05        90.19      89.48       90.14     90.17
  Allowance for Loan Losses as %
  Of Total Loans                                       1.14         1.08       1.26        1.31      1.29
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                          .07          .92        .43         .21       .19
  Dividend Payout Ratio                               62.16        74.19      58.97       46.00     68.75
  Avg. Stockholders' Equity to Avg. Assets            10.08         9.86       9.93        9.90      9.99
  Tax Equivalent Yield on Earning Assets               5.71         5.62       5.89        5.99      6.49
  Cost of Supporting Liabilities                       1.84         1.84       1.93        2.01      2.11
  Net Int. Margin (FTE) on Earning Assets              3.87         3.78       3.96        3.98      4.38


(1)  Restated for a five percent (5%) stock dividend distributed September 2003.